UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2024

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2024, Sigma Additive Solutions, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company issued and sold an aggregate of $672,500 of the Company’s securities, consisting of (i) 222,680 restricted shares of newly designated Series I Convertible Preferred Stock of the Company (the “Series I Preferred”), and (ii) unregistered warrants (the “Warrants”) to purchase up to 111,340 shares of Company common stock (the “Offering”). Each share of Series I Preferred was sold together with one-half of a Warrant at a combined price of $3.02. The Offering was priced at the “Minimum Price” under Nasdaq Rule 5635(d).

The Warrants shall be exercisable on such date that the Company amends its Articles of Incorporation, as amended (the “Charter”), to increase the number of shares of common stock authorized for issuance thereunder by an amount sufficient to issue the shares of common stock issuable upon conversion of the Series I Preferred and Warrants. The Warrants will expire three years following the issuance date and have an exercise price of $3.02 per share.

See Item 5.03 below for a description of the terms of the Series I Preferred, which is incorporated by reference herein.

The Company received gross proceeds from the Offering of approximately $672,500, before deducting placement agent fees and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering as working capital for general corporate purposes.

Umergence LLC (“Umergence”) served as the placement agent for the Company, on a reasonable best-efforts basis, in connection with the Offering. As compensation for its services as placement agent, the Company paid Umergence an aggregate cash fee equal to 5.0% of the gross proceeds of the Offering.

The foregoing summaries of the Purchase Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Series I Preferred and Warrants is hereby incorporated herein by reference.

The shares of Series I Preferred and Warrants issued by the Company (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Securities constitute, and the shares of Company common stock underlying the Preferred Shares and Warrants, when issued upon conversion of the Preferred Shares and exercise of the Warrants, respectively, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On February 15, 2024, the Company notified TPS Thayer LLC (“TPS”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date. The dismissal of TPS was approved by both the audit committee of the board of directors of the Company (the “Board”) and the Board. TPS was originally engaged by NextTrip Group, LLC (“NextTrip Group”), the former parent of the Company’s wholly-owned subsidiary NextTrip Holdings, Inc. (“NextTrip”), which became the accounting predecessor of the Company upon consummation of the business combination between NextTrip and the Company on December 29, 2023 (the “Business Combination”), to serve as NextTrip Group’s auditor for its fiscal years ended February 28, 2022 and 2023.

TPS’ report on NextTrip Group’s financial statements for the fiscal years ended February 28, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that TPS’ report contained an explanatory paragraph expressing substantial doubt about the ability of NextTrip to continue as a going concern.

During the fiscal years ended February 28, 2022 and 2023, and the subsequent interim period through the date of TPS’ dismissal, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with TPS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to TPS’ satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such fiscal years and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended February 28, 2022 and 2023 requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided TPS with a copy of this Current Report prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that TPS furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of TPS’ letter, dated February 22, 2024, is filed as Exhibit 16.1 to this Current Report.

Engagement of New Independent Registered Public Accounting Firm

On February 15, 2024, the Company engaged Haynie & Company (“Haynie”) to serve as the Company’s independent registered public accounting firm, effective immediately. The Board, upon recommendation of the Audit Committee, approved the decision to engage Haynie and appointed Haynie as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024.

Haynie served as the Company’s independent registered public accounting firm prior to consummation of the Business Combination. During the fiscal years ended February 28, 2022 and 2023, and the subsequent interim period through February 15, 2024, NextTrip Group nor anyone acting on its behalf, consulted with Haynie regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NextTrip Group’s financial statements, and neither a written report nor oral advice was provided to the NextTrip Group that Haynie concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2024, the Company filed a Certificate of Designation of Series I Convertible Preferred Stock (the “Series I Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 331,124 shares of the Company’s preferred stock as Series I Convertible Preferred Stock, par value $0.001 per share.

The terms and conditions set forth in the Series I Certificate of Designation are summarized below:

Ranking. The Series I Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series I Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series I Preferred are entitled to vote with the holders of outstanding shares of Company common stock, voting together as a single class, with respect to all matters presented to the Company’s stockholders for their action or consideration. In any such vote, each holder is entitled to a number of votes equal to the number of shares of common stock into which the Series I Preferred held by such holder is convertible. The Company may not, without the consent of holders of a majority of the outstanding shares of Series I Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series I Preferred or alter or amend the Series I Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series I Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On such date that the Company amends its Charter to increase the number of shares of common stock authorized for issuance thereunder, to at least the extent required to convert all of the outstanding shares of Series I Preferred, each outstanding share of Series I Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series I Conversion Ratio”).

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series I Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series I Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

The foregoing summary of the Series I Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series I Certificate of Designation attached as Exhibits 3.1 to this Current Report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Series I Convertible Preferred Stock.
4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement, dated as of February 15, 2024.
16.1	Letter from TPS Thayer LLC to the Securities and Exchange Commission, dated February 22, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2024	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ William Kerby
William Kerby
Chief Executive Officer